This agreement reached this ___ 20_____ day of July 2006 by and between Dean R. Marks (hereinafter referred to as DEAN) and Miguel de Anquin (hereinafter referred to as MIGUEL)

WHEREAS DEAN owns twenty six percent (26%) of the issued and outstanding shares of stock in Premier Power Spain, (hereinafter referred to as PPS)

WHEREAS MIGUEL owns twenty five percent (25%) of the issued and outstanding shares of stock in PPS.

WHEREAS PPS is a corporate duly organized and existing under the laws of the country of Spain.

WHEREAS Premier Power Renewable Corp. is a duly organized corporation existing under the laws of the State of California (hereinafter referred to as PPRC)

WHEREAS the parties desire to eliminate any controversy over issues relating to the operation of PPS as they relate to matters that the. As shareholders, have power to either approve, veto, and or ratify.

WHEREAS such elimination of potential controversy is required by the under writers of PPRC

NOW IN CONSIDERATION FOR THE MUTUAL PROMISES, CONDITIONS AND COVENANTS CONTAINED HEREIN, IT IS AGREED AS FOLLOWS:

1.
DEAN and Miguel shall, for all times herein, vote their shares, on any given issue, including but not limited to the election of officers and directors, in concert. This Agreement shall be in effect as long as underwriter so requires such an arrangement, or until the parties modify this Agreement by switching the parties respective roles.

2.
If DEAN and Miguel cannot agree on how to vote their collective shares, then DEAN shall be allowed to vote both his and MIGUELS shares. In connection therewith, DEAN will dutifully and reasonably analyze the pending issue and shall timely exercise his voting rights herein. Subject to paragraph 4 below, MIGUEL hereby knowingly and voluntarily waives any claim he may have to object to the means and or manner that DEAN voted their collective shares.

3.
The parties hereto expressly agree that remedies at law for any breach or threatened breach by MIGUEL of this Agreements and Inadequate. Accordingly, DEAN shall be entitled, in addition to such other remedies as any of them may have, to temporary, injunctive, and other equitable relief, or any breach or threatened breach of any such agreements by, without proof of any breach.

4.
In connection with the exercise of the voting powers herein, DEAN shall hereby indemnify and hold MIGUEL harmless from and against any claims, damages, causes of action and or liabilities that may arise out of and stemming from an abuse of the powers granted herein, or wanton neglect of the subject obligations hereunder. For purposes of this Agreement, decisions made in the ordinary course of business, which pass the “reasonable man” test, shall not be deemed to be an abuse of power hereunder

5.	Should there be a breach in the performance of this agreement by either party, then the breaching party shall be entitled to reasonable attorney fees in addition to any and all other damages.

6.
This Agreement and the rights conveyed herein may not be assigned by DEAN to any third party, but shall injure to the benefit and or burden of the heirs, beneficiaries, assignees, conveys of both DEAN’S and MIGUEL’s respective shares of PPS

7.	The parties agree to execute any and all documents necessary to effectuate the intent and terms of this Agreement.

8.
This Agreement shall be the full and final agreement between the parties and shall constitute the full and final agreement between the parties with respect to the subject matter of this Agreement. This Agreement shall supersede any prior or contemporaneous Agreement, oral, or written, between the parties.

9.	If any provision of this Agreement shall be found to be invalid or unenforceable in any respect, the remainder of the Agreement must be undertaken in writing and signed by all parties.

10.	Any and all modifications to this Agreement must be undertaken in writing and signed by all parties.

/s/ Dean R. Marks	/s/ Miguel de Anquin

DEAN R. MARKS	MIGUEL de ANQUIN

Addendum

to the

Voting Agreement

Dated February 4, 2009

The undersigned are parties to that certain Voting Agreement to which this Addendum to the Voting Agreement (“Addendum”) shall be appended concerning the equity interests of each of the undersigned in Premier Power Sociedad Limitada (“Premier Power Spain”) dated July 20, 2006 (the “Premier Power Spain Voting Agreement”).  The undersigned hereby represent that, although it is dated July 20, 2006, each of them, in fact, signed the Premier Power Spain Voting Agreement on June ____, 2008 to memorialize in writing the terms set forth in the Premier Power Spain Voting Agreement, which terms were orally agreed upon by the undersigned on July 20, 2006.

IN WITNESS WHEREOF, the undersigned have executed this Addendum as of the date first above written.

/s/ Dean R. Marks	/s/ Miguel de Anquin

DEAN R. MARKS	MIGUEL de ANQUIN